Exhibit 99.1

Copyright © 2022 Actelis Networks Applying the Science of Networking Enabling Cybersafe, Rapid Deployment Networking for All IoT “Things” and Locations Investor Presentation April 2023 For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disc los ures.

Disclaimer

This Presentation is not an Offer or a Representation

This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all-inclusive and Actelis Networks, Inc. ("Actelis" or "the Company") nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Financial Information and Use of Non-GAAP Financial Measures.

The financial information contained in this Presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation includes certain non-GAAP financial measures. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Actelis. Our management uses forward-looking non-GAAP measures to evaluate our projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, our non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. For any financial information contained in this Presentation, please refer to and read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission on March 29, 2023 (the "Form 10-K").

Forward Looking Statements

This Presentation contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading "Risk Factors" and elsewhere in the final prospectus, dated May 16, 2022 filed with the U.S. Securities and Exchange Commission, and our Form 10-K. Forward-looking statements are only predictions. The forward-looking events discussed in this Presentation and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss.

Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. See disclosures at the beginning.

2

COMPANY OVERVIEW

Actelis

Actelis At a Glance

A Market Leader of Gigabit-Grade, Cybersafe, Rapid Deployment IoT Networking

>300

Customers

Cities, Rail, Roads, Military

>$29M

Value of Actelis' IoT Previously Installed Base

In over 30 countries

30+

Global Patents

+More on-going new applications

31%

Year-Over-Year Sales to IoT customers growth

Vs. 2021

47%

Gross Margin 2022

>1.5X

Year-end 2022 Balance Sheet Quick Ratio

Current Assets (ex. inventories) over Current Liabilities

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

3

COMPANY OVERVIEW

Actelis

Global IoT Market to Hit $1.8 Trillion in 2028 at 24.5% CAGR [1]

Smart City Market at $696 Billion by 2028 with CAGR of 29.3% [2]



Smart Traffic (ITS)	Smart City	Smart Rail	Military and Gov.	Power, Water, Oil	Industry, Education
Lights	Parking	Signaling	Perimeter security	Substations	Robotics
Cameras	Security	Obstacle detect	Weapons control	Generators	Warehouse
Lane Management	Wi-Fi	Controls	Energy	Oil/gas flow	Access control
Signs	Garbage	Security	Radars	Perimeter security	Security
V2V	Transportation	Ticketing	Airports	Water plants	Parking

(1) Facts and Factors Jan. 2022
(2) Grand View Research May. 2021

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

4

COMPANY OVERVIEW For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. IoT Connectivity Modernization Needs Growing Exponentially • Billions of devices currently connected with copper cables Historically low speed, low reliability, not secure • New Fiber Optic cables are being installed Reliable, fast, but expensive and slow to deploy • Wireless is getting faster Historically very low speed, lowest reliability and security Major efforts to Securely Connect Tens of Millions of Locations at High - Speed 5

COMPANY OVERVIEW

Actelis

Obstacles to IoT Development – Hybrid Fiber/Copper is Key

Making the Case for Hybrid Networks (Example)

Connectivity consumes over 70% of IoT network's cost and time

Easy to reach locations:

- Fiber is laid on existing poles @ ~$26K/Mile
- (work takes days/weeks)*


Easy-to-reach
(70-90% of
Locations)
Hard-to-reach
(10-30% of
Locations)

Hard to reach locations:

- Fiber needs boring, trenching, permits, right-of-way @$70K-$400K/Mile
- (work takes months)*

Lay new Fiber and use Fiber switches

Upgrade existing wires to Fiber-Grade service with Actelis specialized Hybrid Fiber-Copper switches

…Connecting Fiber to Hard-to-Reach Locations May Cost **50%** of all Project Budget and **may cause Months of Delay****

(*) – Analysis by Columbia Telecommunications Corporation

(**)- Fiber Availability is 31%/12%/11% of in US/UK/ Germany, respectively; (FTTH council, Europe, 4/2020)

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

6

COMPANY OVERVIEW

Actelis

MetaLIGHT Unique Signal Processing and Encoding Software

Combining 100X Wire[5] Performance Boost with Triple-Shield Security

Unsynchronized Transmission

- **Lines interfering with other lines**
- **Suboptimal**
- **Unreliable**
- **Unsecure**

Synchronized Transmission

- **Lines supporting other lines**
- **Optimal**
- **Reliable**
- **Secure**


1600
5700
1728
1664
3792
3792
5600
1600
5300
5500
5200
5200
5584
5392
5568
5200
Individual Wires

Copper Cable

- Optimal synchronization of multi-line signals
- Elimination of interference to boost speed
- Data line coding for resilience, security (1)
- Multi-line scrambling for low latency, security (2)
- 256-bit encryption of transmission (3)
- Multi-line modulation for up to 10Gbps (4)
- Spectrally compliant reach extenders to 100Km
- Remote powering + Data to 4G/5G base stations

(1), (2), (3) – Components of Triple Shield Protection
(4) – 10Gbps available in 2023
(5) – Vs. single wire performance in cable

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

7

COMPANY OVERVIEW

Actelis' MetaLIGHT Building Blocks Enable Seamless Hybrid Networks

- **CONNECTIVITY:** High Performance, mix of Fiber, Copper, 5G
- **CYBER SAFETY:** Triple Shield Data Protection; and 360^0 System Security Software
- **UBIQUITY:** Supports all cameras, sensors, meters on new IP or legacy networks
- **HIGH DENSITY:** Packs up to 11 network functions in one device; saving space, power and cost
- **REMOTE POWERING Over Copper:** For cameras, sensors, 5G base stations, saving power connection cost
- **LOW-TOUCH NETWORK MANAGEMENT SW:** Automated Configuration, Zero touch provisioning


Perimeter Security
STOP
Guard Stations
Colleges / Universities
Regional Medical Centers
Libraries
City Buildings
MetaLIGHT Switches
Remote Parking Lots
Railways
Schools
Powerlines and Substations
Wi-Fi
Gas, Oil, Water Pipelines

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

8

COMPANY OVERVIEW

Actelis

MetaLIGHT Software 360^0 System Level Security
Approved for Deployment by US DoD

- Comprehensive, secure management access via advanced authentication, encryption mechanisms

- Triple-Shield Data Protection
- Highly secure, robust data transmission
- Scrambled, coded data packets over multiple conduits
- Advanced 256-bits Encryption

- Advanced source and/or destination filtering
- Defense against cyber hacking and DoS attacks

- Running on low-vulnerability operating platform
- Continuously updating system to ensure highest immunity


MetaLIGHT
Management Protection (EMS)
Data
Protection
Switching
Protection
Telnet (SSHv2 + TL1)
SFTP (SSH over FTP)
SNMPv3

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

9

COMPANY OVERVIEW

Actelis

Actelis' Hybrid Networks Enable 5G in Smart Cities and on Roads

5G Expected to Grow at 54.4% CAGR 2021-2028 (1)

5G...to dramatically improve quality of life with high data-rate, low latency, for mobile, eHealth, autonomous vehicles, smart cities, smart homes, Industrial IoT... (1)

Actelis' Hybrid Networking makes 5G practical:

- 5G Requires 10X-100X cell grid density
- Requires Fiber, Copper or mmWave at Gigabit speeds to 14.2M locations by 2027
- Many locations are hard-to-reach with Fiber, out-of-sight for mmWave, but are on wires
- Hybrid Networking makes 5G practical with connectivity + remote powering


5G Base Stations
Connectivity
Fiber
Copper
mmWave

(1)– Key Market Insights

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

10

GROWTH STRATEGY For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. IoT Hybrid Building Blocks : Traffic/Utility/City/Rail/Federal and Military Edge Computing for Video, Data Advanced Cyber Protection for Applications/Users ϮϬϮϭ ϮϬϮϮ ϮϬϮϯ 256 - bit Encrypted, Cyber - Safe Hybrid IoT Building Blocks Buildings/Campus/ 5 G High Speed Connectivity up to 10 Gbps ϮϬϮ 0 Any Media Connectivity Ubiquity: Meet all IoT needs Reach Gigabit Speed CYBER AWARE NETWORKING Advanced Edge Applications 11 Be Everywhere, then Climb Up the Food Chain 2020 - 2024 Product Strategy ϮϬϮ 4

COMPANY OVERVIEW For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. 12 Going From Protecting the Network Itself To Enabling Protection of Its Surrounding IoT Elements Cyber Aware Networking – Introducing SaaS in the Edge/Field  Converging IoT Anomaly Protection with Network Operations Continuity, Enabling Safety of Both  Edge Deployment in the Field Using Proximity to IoT Elements to Sense Anomalies Early  Use Network Switching to Cut off Bad Actors

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. COMPETITIVE OVERVIEW 13 Leading Unique Real - Life Hybrid Offering Time/cost per bit Low High Low High Security Real Life Hybrid Networks Actelis ’ solutions offer significant competitive advantages in performance and security layers in both Fiber and copper. When combined into real - life hybrid copper - fiber networks, they offer higher security, faster deployment and lower cost. Our Real - Life Solutions Offer Significant Competitive Advantages

COMPANY OVERVIEW

Actelis

Customers that Already Trust Actelis' Solutions

SMART GRID

- PG&E
- e-on
- Duquesne Light — Our Energy...Your Power
- Verbund — Energy Austria
- avacon
- Harzwasserwerke — herrlich weiches Wasser

SMART CAMPUS

- embc — connecting people to learning
- East Midland BB Consortium UK
- Stanford University

SMART TRANSPORTATION

- Central Japan Railway Company (JR Central)
- The Alaska Railroad — Anchorage, Alaska
- autobahn
- SBB CFF FFS — Swiss rail
- autostrade per l'italia
- CN — Canadian rail
- Trenitalia
- Transport Scotland — Còmhdhail Alba
- SITA
- highways england
- NEXCO West / NEXCO Central / NEXCO East
- OCTA — Orange County Transportation Authority

SMART CITY

- New York City DOT
- City of Los Angeles — Founded 1781
- Broward County Florida
- City of Vancouver
- Montgomery County Maryland — 1776
- Comune di Milano
- DC.gov
- City of Elk Grove California
- The City of El Paso Texas
- City of Frankfurt
- Sacramento County
- seattle.gov
- City of Fremont
- Fort Worth
- City of Las Vegas Nevada
- City of San Jose — Capital of Silicon Valley

Gov, MILITARY & POLICE

- CA.GOV
- United States Navy
- Federal Aviation Administration
- Naval Base San Diego
- United States Air Force Chaplain Corps
- Police — Belgian Police
- Japanese Army
- BWI — IT für Deutschland

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

14

COMPANY OVERVIEW

Example: Highways England National Road System

Modernizing with Actelis' Secure Hybrid Technology starting 2019 highways england


Control Center
Network
ML600D
Bonded Copper
ML600
ML500D
ML500
Fiber
XR239 Repeater
50
70
Newcastle
Birmingham
London

Actelis

- 30,000 roadside assets, 4,400 miles of strategic road network
- **1/3 of network on existing copper, 2/3 on new Fiber**
  - Fiber and copper must be integrated without compromising service levels, reliability, or security
  - Both must provide reliable high bandwidth over vast distances
  - Advanced Quality of Service (QoS) must ensure minimum delay for real-time alerts
- Network security and advanced troubleshooting tools are paramount

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

15

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. Financial Highlights – 2022 16 3.3 % i ncrease in revenues to $ 8.8 million in 2022 (year - over - year) 31 % increase in sales delivery to IoT customers in 2022 (year - over - year) Non - GAAP Adjusted EBITDA loss at ( $4.1) million in 2022 compared to ($1.1) million in prior year period as the company continues to invest in sales and marketing $ Gross Margin at 47 % in 2022 vs. 46 % in prior year despite inflation, supply chain pressures; % 85 % of 2021 backlog delivered by December 31 , 2022 , lead - time within 10 % of pre - COVID time

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. FINANCIAL OVERVIEW 17 Financial Results for Fiscal Year 2022 Full Year (U.S. Dollars in thousands except for Gross Margin) 2022 2021 Revenues 8,831 8,545 Gross Margin 47% 46 % Adjusted EBITDA (4,065) (1,097) 65% of Revenue to IoT customers

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. FINANCIAL OVERVIEW Balance Sheet as of December 31, 2022 December 31, 2022 2021 (U . S . Dollars in thousands) Current Assets 10,907 4,135 Non - Current Assets 3,912 549 Current Liabilities 6,202 5,951 Long Term Liabilities 5,352 12,744 Redeemable Convertible Preferred Stock - 5,585 Shareholder’s Equity (Capital Deficiency) 3,265 (19,596) TOTAL BALANCE SHEET 14,819 4,684 Balance Sheet – transformed as a result of completed IPO 18 • Quick Ratio at >1.5X by end of 2022 • Total balance sheet growth >3X, >$10 million year - over - year. • Shareholders’ Equity growth of $23 million

Contact Information

Yoav Efron
CFO
Actelis Networks, Inc.
yoave@actelis.com
(908) 242 6463

Matt Glover
Senior Managing Director
Gateway Investor Relations
matt@gatewayir.com
(949) 574-3860

Ralf Esper
Director
Gateway Investor Relations
ralf@gatewayir.com
(949) 574-3860

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

19

Copyright © 2022 Actelis Networks Applying the Science of Networking Actelis News Released Recently April 2023

Recent Actelis News

New Project

City of West Sacramento Modernizes Traffic Management With Actelis' Hybrid Fiber-Copper Solutions


CITY OF
WEST SACRAMENTO
Actelis
Traffic Management
Modernization
New 10 Gbps Hybrid Switches
Deployed Alongside
Econolite Traffic Controllers

Released April 5, 2023: "… the city of West Sacramento, CA, will be deploying Actelis' new Hybrid Fiber-Copper, high-switching capacity devices as part of a major traffic signal network upgrade. Actelis partnered with Econolite, a leading provider of traffic management systems for this project.

The solution brings instant, cyber-hardened, high-speed connectivity out to intersections, at a fraction of the cost of a network that requires digging or trenching for new fiber installation everywhere.

Recent Actelis News New Team Member Released March 8 , 2023 : “… the appointment of Tzachy Givaty as Regional Vice President for Asia - Pacific ( “ APAC ” ) to lead the company ’ s business development and channel partner expansion efforts in the region. Givaty has a proven record of achievement over the past 20 years in the areas of sales management, business development & key partners/alliances management roles within global cybersecurity, mobile & IoT solutions and enterprise SaaS - based software solutions companies. Actelis Strengthens Global Footprint With Appointment Of New Asia - Pacific Regional Vice President

Recent Actelis News

New Project

Actelis Selected by the City of Eugene For Traffic Modernization Project


Actelis
Eugene

Released February 21, 2023: "… the City of Eugene, Oregon has selected Actelis' hybrid fiber-copper networking solutions as part of its most recent traffic modernization project.

The Actelis hybrid fiber-copper solution was chosen because it allows the city to utilize its existing twisted pair copper infrastructure to instantly deploy new traffic cameras and sensors, while also enabling connectivity over fiber if the city eventually transitions away from copper.

Recent Actelis News Released January 3, 2023: “ …selected by Northern Ireland Railways (NI Railways) to enable high - speed connectivity for a large - scale safety critical project. Actelis’ solution was chosen for its high speed, media flexibility and reliability. Actelis’ products are implemented both trackside and in equipment rooms, to enable applications such as: •Vital customer information services to train stations and remote stops across the agency’s network. •Viewing and remotely downloading feeds from CCTV cameras.

Recent Actelis News Released December 19, 2022: “Actelis reported that an on base US Military implementation utilizing Actelis’ technology is entering the final phase of deployment to provide networking for various divisions of the United States military. The Actelis solution extends high - speed internet service to military barracks, solving the challenge of getting broadband service to remote locations… …T he project will total more than 500,000 USD…” Network Extension for US Military

Recent Actelis News Released October 24, 2022: “Actelis has selected Norseman Defense Technologies as its latest authorized sales partner to provide Actelis’ solutions to federal, state, and local government agencies as well as educational institutions… …In its continued drive to expand global coverage, Actelis’ solutions are added to Norseman’s NASA SEWP US government - wide acquisition contract to offer its networking solutions to all branches of the US Military and Government…”

Recent Actelis News Released October 7 , 2022 : “ Actelis releases its new, powerful, ML 600 DM product line to customers. The new ML 600 DM product line was designed to provide more flexibility, faster speeds, higher security levels, and more powerful software management capabilities … Smart Cities, rail, highways, airports, utilities and military organizations can now digitize and modernize their installations with better, faster networking building blocks from Actelis, at a fraction of the time and cost, compared to all - new non - hybrid fiber networks... ”

Recent Actelis News Released October 7 , 2022 : “ … Selected for deployment and delivered an initial order for an energy company, providing power to the capital city of a major European country. The mission of this project is to modernize, digitize and enhance the customer ’ s power network and streamline customer ’ s operations ... ”

Recent Actelis News Released September 12, 2022: “ Actelis was chosen by the City of San Jose to modernize and extend a state - of - the - art Intelligent Transportation System. The total budget is estimated at $3 million for a multi - year program… The Actelis hybrid fiber - copper network gives San Jose’s ITS operators the ability to rapidly develop and deploy a fast network for a new world of transportation needs that will be using real time actionable data…” City of San Jose, CA Chooses Actelis

Recent Actelis News Released August 29, 2022: “ Actelis announced today that it has received $312,000 to - date in orders following its previously announced multi - year contract signed with a global leader in airport operations management systems. The contract aims to rapidly and cost effectively modernize and digitize networks in hundreds of airports across 39 countries...” Actelis Modernizing Airports Worldwide with SITA